                                                        Exhibit 9


                              SERVICES AGREEMENT

   AGREEMENT made as of the 17th day of April, 1995 by and between Dean Witter InterCapital Inc., a Delaware corporation (herein referred to as "InterCapital"), and Dean Witter Services Company Inc., a Delaware corporation (herein referred to as "DWS").

   WHEREAS, InterCapital has entered into separate agreements (each such agreement being herein referred to as an "Investment Management Agreement") with certain investment companies as set forth on Schedule A (each such investment company being herein referred to as a "Fund" and, collectively, as the "Funds") pursuant to which InterCapital is to perform, or supervise the performance of, among other services, administrative services for the Funds (and, in the case of Funds with multiple portfolios, the Series or Portfolios of the Funds (such Series and Portfolio being herein individually referred to as "a Series" and, collectively, as "the Series"));

   WHEREAS, InterCapital desires to retain DWS to perform the administrative services as described below; and

   WHEREAS, DWS desires to be retained by InterCapital to perform such administrative services:

   Now, therefore, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

   1. DWS agrees to provide administrative services to each Fund as hereinafter set forth. Without limiting the generality of the foregoing, DWS shall (i) administer the Fund's business affairs and supervise the overall day-to-day operations of the Fund (other than rendering investment advice);
(ii) provide the Fund with full administrative services, including the maintenance of certain books and records, such as journals, ledger accounts and other records required under the Investment Company Act of 1940, as amended (the "Act"), the notification to the Fund and InterCapital of available funds for investment, the reconciliation of account information and balances among the Fund's custodian, transfer agent and dividend disbursing agent and InterCapital, and the calculation of the net asset value of the Fund's shares; (iii) provide the Fund with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Fund; (iv) oversee the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent, as well as accounting, auditing and other services; (v) provide the Fund with adequate general office space and facilities; (vi) assist in the preparation and the printing of the periodic updating of the Fund's registration statement and prospectus (and, in the case of an open-end Fund, the statement of additional information), tax returns, proxy statements, and reports to its shareholders and the Securities and Exchange Commission; and
(vii) monitor the compliance of the Fund's investment policies and restrictions.

   In the event that InterCapital enters into an Investment Management Agreement with another investment company, and wishes to retain DWS to perform administrative services hereunder, it shall notify DWS in writing. If DWS is willing to render such services, it shall notify InterCapital in writing, whereupon such other Fund shall become a Fund as defined herein.

   2. DWS shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of DWS shall be deemed to include officers of DWS and persons employed or otherwise retained by DWS (including officers and employees of InterCapital, with the consent of InterCapital) to furnish services, statistical and other factual data, information with respect to technical and scientific developments, and such other information, advice and assistance as DWS may desire. DWS shall maintain each Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, DWS shall surrender to InterCapital or to the Fund such of the books and records so requested.

   3. InterCapital will, from time to time, furnish or otherwise make available to DWS such financial reports, proxy statements and other information relating to the business and affairs of the Fund as DWS may reasonably require in order to discharge its duties and obligations to the Fund under this Agreement or to comply with any applicable law and regulation or request of the Board of Directors/Trustees of the Fund.

   4. For the services to be rendered, the facilities furnished, and the expenses assumed by DWS, InterCapital shall pay to DWS monthly compensation calculated daily (in the case of an open-end Fund) or weekly (in the case of a closed-end Fund) by applying the annual rate or rates set forth on Schedule B to the net assets of each Fund. Except as hereinafter set forth, (i) in the case of an open-end Fund, compensation under this Agreement shall be calculated by applying 1/365th of the annual rate or rates to the Fund's or the Series' daily net assets determined as of the close of business on that day or the last previous business day and (ii) in the case of a closed-end Fund, compensation under this Agreement shall be calculated by applying the annual rate or rates to the Fund's average weekly net assets determined as of the close of the last business day of each week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth on Schedule B. Subject to the provisions of paragraph 5 hereof, payment of DWS' compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 5 hereof.

   5. In the event the operating expenses of any open-end Fund and/or any Series thereof, or of InterCapital Income Securities Inc., including amounts payable to InterCapital pursuant to the Investment Management Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund and/or any Series thereof imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, or, in the case of InterCapital Income Securities Inc. or Dean Witter Variable Investment Series or any Series thereof, the expense limitation specified in the Fund's Investment Management Agreement, the fee payable hereunder shall be reduced on a pro rata basis in the same proportion as the fee payable by the Fund under the Investment Management Agreement is reduced.

   6. DWS shall bear the cost of rendering the administrative services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund employed by DWS, and such clerical help and bookkeeping services as DWS shall reasonably require in performing its duties hereunder.

   7. DWS will use its best efforts in the performance of administrative activitives on behalf of each Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, DWS shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by DWS or for any losses sustained by the Fund or its investors. It is understood that, subject to the terms and conditions of the Investment Management Agreement between each Fund and InterCapital, InterCapital shall retain ultimate responsibility for all services to be performed hereunder by DWS. DWS shall indemnify InterCapital and hold it harmless from any liability that InterCapital may incur arising out of any act or failure to act by DWS in carrying out its responsibilities hereunder.

   8. It is understood that any of the shareholders, Directors/Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, DWS, and in any person controlling, controlled by or under common control with DWS, and that DWS and any person controlling, controlled by or under common control with DWS may have an interest in the Fund. It is also understood that DWS and any affiliated persons thereof or any persons controlling, controlled by or under common control with DWS have and may have advisory, management, administration service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting.

   9. This Agreement shall continue until April 30, 1995, and thereafter shall continue automatically for successive periods of one year unless terminated by either party by written notice delivered to the other party within 30 days of the expiration of the then-existing period. Notwithstanding the foregoing, this Agreement may be terminated at any time, by either party on 30 days' written notice delivered to the other party. In the event that the Investment Management Agreement between any Fund and InterCapital is terminated, this Agreement will automatically terminate with respect to such Fund.

   10. This Agreement may be amended or modified by the parties in any manner by written agreement executed by each of the parties hereto.

   11. This Agreement may be assigned by either party with the written consent of the other party.

   12. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York.

   IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written in New York, New York.

                                        DEAN WITTER INTERCAPITAL INC.

                                        By:  .......................

Attest:

 .....................................

                                        DEAN WITTER SERVICES COMPANY INC.

                                        By:  ................................

Attest:

 ......................................

                                  SCHEDULE A
                              DEAN WITTER FUNDS
                              AT APRIL 17, 1995

 OPEN-END FUNDS
1.       Active Assets California Tax-Free Trust
2.       Active Assets Government Securities Trust
3.       Active Assets Money Trust
4.       Active Assets Tax-Free Trust
5.       Dean Witter American Value Fund
6.       Dean Witter Balanced Growth Fund
7.       Dean Witter Balanced Income Fund
8.       Dean Witter California Tax-Free Daily Income Trust
9.       Dean Witter California Tax-Free Income Fund
10.      Dean Witter Capital Growth Securities
11.      Dean Witter Convertible Securities Trust
12.      Dean Witter Developing Growth Securities Trust
13.      Dean Witter Diversified Income Trust
14.      Dean Witter Dividend Growth Securities Inc.
15.      Dean Witter European Growth Fund Inc.
16.      Dean Witter Federal Securities Trust
17.      Dean Witter Global Asset Allocation Fund
18.      Dean Witter Global Dividend Growth Securities
19.      Dean Witter Global Short-Term Income Fund Inc.
20.      Dean Witter Global Utilities Fund
21.      Dean Witter Health Sciences Trust
22.      Dean Witter High Income Securities
23.      Dean Witter High Yield Securities Inc.
24.      Dean Witter Intermediate Income Securities
25.      Dean Witter International Small Cap Fund
26.      Dean Witter Limited Term Municipal Trust
27.      Dean Witter Liquid Asset Fund Inc.
28.      Dean Witter Managed Assets Trust
29.      Dean Witter Mid-Cap Growth Fund
30.      Dean Witter Multi-State Municipal Series Trust
31.      Dean Witter National Municipal Trust
32.      Dean Witter Natural Resource Development Securities Inc.
33.      Dean Witter New York Municipal Money Market Trust
34.      Dean Witter New York Tax-Free Income Fund
35.      Dean Witter Pacific Growth Fund Inc.
36.      Dean Witter Precious Metals and Minerals Trust
37.      Dean Witter Premier Income Trust
38.      Dean Witter Retirement Series
39.      Dean Witter Select Dimensions Series
40.      Dean Witter Select Municipal Reinvestment Fund
41.      Dean Witter Short-Term Bond Fund
42.      Dean Witter Short-Term U.S. Treasury Trust
43.      Dean Witter Strategist Fund
44.      Dean Witter Tax-Exempt Securities Trust
45.      Dean Witter Tax-Free Daily Income Trust
46.      Dean Witter U.S. Government Money Market Trust
47.      Dean Witter U.S. Government Securities Trust
48.      Dean Witter Utilities Fund
49.      Dean Witter Value-Added Market Series
50.      Dean Witter Variable Investment Series
51.      Dean Witter World Wide Income Trust
52.      Dean Witter World Wide Investment Trust
CLOSED-END FUNDS
53.      High Income Advantage Trust
54.      High Income Advantage Trust II
55.      High Income Advantage Trust III
56.      InterCapital Income Securities Inc.
57.      Dean Witter Government Income Trust
58.      InterCapital Insured Municipal Bond Trust
59.      InterCapital Insured Municipal Trust
60.      InterCapital Insured Municipal Income Trust
61.      InterCapital California Insured Municipal Income Trust
62.      InterCapital Insured Municipal Securities
63.      InterCapital Insured California Municipal Securities
64.      InterCapital Quality Municipal Investment Trust
65.      InterCapital Quality Municipal Income Trust
66.      InterCapital Quality Municipal Securities
67.      InterCapital California Quality Municipal Securities
68.      InterCapital New York Quality Municipal Securities

                                                                    SCHEDULE B

                      DEAN WITTER SERVICES COMPANY INC.
               SCHEDULE OF ADMINISTRATIVE FEES--APRIL 17, 1995

   Monthly compensation calculated daily by applying the following annual rates to a fund's net assets:

FIXED INCOME FUNDS
Dean Witter Balanced Income Fund                0.60% to the net assets.
Dean Witter California Tax-Free
 Income Fund                                    0.055% of the portion of daily net assets not exceeding $500 million; 0.0525% of the portion exceeding $500 million but not exceeding $750 million; 0.050% of the portion exceeding $750 million but not exceeding $1 billion; and 0.0475% of the portion of the daily net assets exceeding $1 billion.

Dean Witter Convertible Securities
 Securities Trust                               0.060% of the portion of the daily net assets not exceeding $750 million; .055% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.050% of the portion of the daily net assets of the exceeding $1 billion but not exceeding $1.5 billion; 0.0475% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.045% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.0425% of the portion of the daily net assets exceeding $3 billion.

Dean Witter Diversified
 Income Trust                                   0.040% of the net assets.

Dean Witter Federal Securities Trust            0.055% of the portion of the daily net assets not exceeding $1 billion; 0.0525% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.050% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.0475% of the portion of the daily net assets exceeding
                                                $2 billion but not exceeding $2.5 billion; 0.045% of the portion of daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.0425% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.040% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.0375% of the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.035% of the portion of the daily net assets exceeding $12.5 billion.

Dean Witter Global Short-Term
 Income Fund                                    0.055% of the portion of the daily net assets not exceeding $500 million; and
                                                0.050% of the portion of the daily net assets exceeding $500 million.

Dean Witter High Income
 Securities                                     0.050% to the net assets.

Dean Witter High Yield
 Securities Inc.                                0.050% of the portion of the daily net assets not exceeding $500 million; 0.0425%
                                                of the portion of the daily net assets exceeding $500 million but not exceeding
                                                $750 million; 0.0375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of

                               B-1

                                                the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.0325% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.030% of the portion of daily net assets exceeding $3 billion.

Dean Witter Intermediate
 Income Securities                              0.060% of the portion of the daily net assets not exceeding $500 million; 0.050% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.040% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.030% of the portion of the daily net assets exceeding $1 billion.

Dean Witter Limited Term
 Municipal Trust                                0.050% to the net assets.

Dean Witter Multi-State Municipal
 Series Trust (10)                              0.035% to the net assets.

Dean Witter National
 Municipal Trust                                0.035% to the net assets.

Dean Witter New York Tax-Free
 Income Fund                                    0.055% to the net assets not exceeding $500 million and 0.0525% of the net assets exceeding $500 million.

Dean Witter Premier
 Income Trust                                   0.050% to the net assets.

Dean Witter Retirement Series
 Intermediate Income                            0.065% to the net assets.

Dean Witter Retirement Series
 U.S. Government Securities Trust               0.065% to the net assets.

Dean Witter Select Dimensions
 Series-North American Government
 Securities Portfolio                           0.65% to the net assets.

Dean Witter Short-Term
 Bond Fund                                      0.070% to the net assets.

Dean Witter Short-Term U.S.
 Treasury Trust                                 0.035% to the net assets.

Dean Witter Tax-Exempt
 Securities Trust                               0.050% of the portion of the daily net assets not exceeding $500 million; 0.0425%
                                                of the portion of the daily net assets exceeding $500 million but not exceeding
                                                $750 million; 0.0375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; .0325% of the portion of the daily net assets exceeding $1.25 billion.

Dean Witter U.S. Government
 Securities Trust                               0.050% of the portion of such daily net assets not exceeding $1 billion; 0.0475% of the portion of such daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.045% of the portion of such daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.0425% of the portion of such daily net assets exceeding
                                                $2 billion but not exceeding $2.5 billion; 0.040% of that portion of such daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.0375% of that portion

                               B-2

                                                of such daily net assets exceeding $5 billion but not exceeding $7.5 billion;
                                                0.035% of that portion of such daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.0325% of that portion of such daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.030% of that portion of such daily net assets exceeding $12.5 billion.

Dean Witter Variable Investment
 Series-High Yield                              0.050% to the net assets.

Dean Witter Variable Investment
 Series-Quality Income                          0.050% to the net assets.

Dean Witter World Wide Income
 Trust                                          0.075% of the daily net assets up to $250 million; 0.060% of the portion of the daily net assets exceeding $250 million but not exceeding $500 million; 0.050% of the portion of the daily net assets of the exceeding $500 million but not exceeding
                                                $750 milliion; 0.040% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.030% of the daily net assets exceeding $1 billion.

Dean Witter Select Municipal
 Reinvestment Fund                              0.050% to the net assets.

EQUITY FUNDS

Dean Witter American Value
 Fund                                           0.0625% of the portion of the daily net assets not exceeding $250 million and
                                                0.050% of the portion of the daily net assets exceeding $250 million.


Dean Witter Balanced Growth Fund                0.60% to the net assets.

Dean Witter Capital Growth
 Securities                                     0.065% to the portion of daily net assets not exceeding $500 million; 0.055% of the portion exceeding $500 million but not exceeding $1 billion; 0.050% of the portion exceeding $1 billion but not exceeding $1.5 billion; and 0.0475% of the net assets exceeding $1.5 billion.

Dean Witter Developing Growth
 Securities Trust                               0.050 of the portion of daily net assets not exceeding $500 million; and 0.0475% of the portion of daily net assets exceeding $500 million.

Dean Witter Dividend Growth
 Securities Inc.                                0.0625% of the portion of the daily net assets not exceeding $250 million; 0.050%
                                                of the portion exceeding $250 million but not exceeding $1 billion; 0.0475% of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion;
                                                0.045% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; 0.0425% of the portion of daily net assets exceeding $3 billion but not exceeding $4 billion; 0.040% of the portion of daily net assets exceeding $4 billion but not exceeding $5 billion; 0.0375% of the portion of the daily net assets exceeding $5 billion but not exceeding $6 billion; 0.035% of the portion of the daily net assets exceeding $6 billion but not exceeding $8 billion; and 0.0325%
                                                of the portion of the daily net assets exceeding $8 billion.

                               B-3

Dean Witter European Growth
 Fund Inc.                                      0.060% of the portion of daily net assets not exceeding $500 million; and 0.057% of the portion of daily net assets exceeding $500 million.

Dean Witter Global Asset Allocation  Fund       1.0% to the net assets.

Dean Witter Global Dividend
 Growth Securities                              0.075% to the net assets.

Dean Witter Global Utilities Fund               0.065% to the net assets.

Dean Witter Health Sciences Trust               0.10% to the net assets.

Dean Witter International
 Small Cap Fund                                 0.075% to the net assets.

Dean Witter Managed Assets Trust                0.060% to the daily net assets not exceeding $500 million and 0.055% to the daily net assets exceeding $500 million.

Dean Witter Mid-Cap Growth Fund                 0.75% to the net assets.

Dean Witter Natural Resource
 Development Securities Inc.                    0.0625% of the portion of the daily net assets not exceeding $250 million and
                                                0.050% of the portion of the daily net assets exceeding $250 million.

Dean Witter Pacific Growth
 Fund Inc.                                      0.060% of the portion of daily net assets not exceeding $1 billion; and 0.057% of the portion of daily net assets exceeding $1 billion.

Dean Witter Precious Metals
 and Minerals Trust                             0.080% to the net assets.

Dean Witter Retirement Series
 American Value                                 0.085% to the net assets.

Dean Witter Retirement Series
 Capital Growth                                 0.085% to the net assets.

Dean Witter Retirement Series
 Dividend Growth                                0.075% to the net assets.

Dean Witter Retirement Series
 Global Equity                                  0.10% to the net assets.

Dean Witter Retirement Series
 Intermediate Income Securities                 0.065% to the net assets.

Dean Witter Retirement Series
 Liquid Asset                                   0.050% to the net assets.

Dean Witter Retirement Series
 Strategist                                     0.085% to the net assets.

Dean Witter Retirement Series
 U.S. Government Money Market                   0.050% to the net assets.

Dean Witter Retirement Series
 U.S. Government Securities                     0.065% to the net assets.

Dean Witter Retirement Series
 Utilities                                      0.075% to the net assets.

Dean Witter Retirement Series
 Value Added                                    0.050% to the net assets.

Dean Witter Select Dimensions Series-
 American Value Portfolio                       0.625% to the net assets.
 Balanced Portfolio                             0.75% to the net assets.
 Core Equity Portfolio                          0.85% to the net assets.
 Developing Growth Portfolio                    0.50% to the net assets.
 Diversified Income Portfolio                   0.40% to the net assets.
 Dividend Growth Portfolio                      0.625% to the net assets.
 Emerging Markets Portfolio                     1.25% to the net assets.
 Global Equity Portfolio                        1.0% to the net assets.
 Utilities Portfolio                            0.65% to the net assets.
 Value-Added Market Portfolio                   0.50% to the net assets.

Dean Witter Strategist Fund                     0.060% of the portion of daily net assets not exceeding $500 million; 0.055% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.050% of the portion of the daily net assets exceeding $1 billion.


Dean Witter Utilities Fund                      0.065% of the portion of daily net assets not exceeding $500 million; 0.055% of the portion exceeding $500 million but not exceeding $1 billion; 0.0525% of the portion exceeding $1 billion but not exceeding $1.5 billion; 0.050% of the portion exceeding $1.5 billion but not exceeding $2.5 billion; 0.0475% of the portion exceeding $2.5 billion but not exceeding $3.5 billion; 0.045% of the portion of the daily net assets exceeding $3.5 but not exceeding $5 billion; and 0.0425% of the portion of daily net assets exceeding $5 billion.

Dean Witter Value-Added Market
 Series                                         0.050% of the portion of daily net assets not exceeding $500 million; and 0.45% of the portion of daily net assets exceeding $500 million.

Dean Witter Variable Investment
 Series-Capital Growth                          0.065% to the net assets.

Dean Witter Variable Investment
 Series-Dividend Growth                         0.0625% of the portion of daily net assets not exceeding $500 million; and 0.050%
                                                of the portion of daily net assets exceeding $500 million.

Dean Witter Variable Investment
 Series-Equity                                  0.050% to the net assets.

Dean Witter Variable Investment
 Series-European Growth                         0.060% to the net assets.

Dean Witter Variable Investment
 Series-Managed                                 0.050% to the net assets.

Dean Witter Variable Investment
 Series-Utilities                               0.065% of the portion of daily net assets exceeding $500 million and 0.055% of the portion of daily net assets exceeding $500 million.

Dean Witter World Wide
 Investment Trust                               0.055% of the portion of daily net assets not exceeding $500 million; and 0.05225%
                                                of the portion of daily net assets exceeding $500 million.

                               B-5

MONEY MARKET FUNDS

Active Assets Account (4)                       0.050% of the portion of the daily net assets not exceeding $500 million;
                                                0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                                0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding
                                                $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and
                                                0.025% of the portion of the daily net assets exceeding $3 billion.

Dean Witter California Tax-Free
 Daily Income Trust                             0.050% of the portion of the daily net assets not exceeding $500 million; 0.0425%
                                                of the portion of the daily net assets exceeding $500 million but not exceeding
                                                $750 million; 0.0375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Dean Witter Liquid Asset
 Fund Inc.                                      0.050% of the portion of the daily net assets not exceeding $500 million; 0.0425%
                                                of the portion of the daily net assets exceeding $500 million but not exceeding
                                                $750 million; 0.0375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.35 billion; 0.0325% of the portion of the daily net assets exceeding $1.35 billion but not exceeding $1.75 billion;
                                                0.030% of the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.15 billion; 0.0275% of the portion of the daily net assets exceeding
                                                $2.15 billion but not exceeding $2.5 billion; 0.025% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $15 billion; 0.0249% of the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; and 0.0248% of the portion of the daily net assets exceeding $17.5 billion.

Dean Witter New York Municipal
 Money Market Trust                             0.050% of the portion of the daily net assets not exceeding $500 million; 0.0425%
                                                of the portion of the daily net assets exceeding $500 million but not exceeding
                                                $750 million; 0.0375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion;
                                                0.030% of the portion of the daily net assets exceeding $2 bil-

                               B-6

                                                lion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Dean Witter Retirement Series
 Liquid Assets                                  0.050% of the net assets.

Dean Witter Retirement Series
 U.S. Government Money Market                   0.050% of the net assets.

Dean Witter Select Dimensions Series-
 Money Market Portfolio                         0.50% to the net assets.

Dean Witter Tax-Free Daily
 Income Trust                                   0.050% of the portion of the daily net assets not exceeding $500 million; 0.0425%
                                                of the portion of the daily net assets exceeding $500 million but not exceeding
                                                $750 million; 0.0375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion;
                                                0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                                $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Dean Witter U.S. Government
 Money Market Trust                             0.050% of the portion of the daily net assets not exceeding $500 million; 0.0425%
                                                of the portion of the daily net assets exceeding $500 million but not exceeding
                                                $750 million; 0.0375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion;
                                                0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                                $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Dean Witter Variable Investment
 Series-Money Market                            0.050% to the net assets.

Monthly compensation calculated weekly by applying the following annual rates to the weekly net assets.

CLOSED-END FUNDS
Dean Witter Government Income
 Trust                                          0.060% to the average weekly net assets.

High Income Advantage Trust                     0.075% of the portion of the average weekly net assets not exceeding $250 million;
                                                0.060% of the portion of average weekly net assets exceeding $250 million and not exceeding $500 million; 0.050% of the portion of average weekly net assets exceeding $500 million and not exceeding $750 million; 0.040% of the portion of average weekly net assets exceeding

                               B-7

                                                $750 million and not exceeding $1 billion; and 0.030% of the portion of average weekly net assets exceeding $1 billion.

High Income Advantage Trust II                  0.075% of the portion of the average weekly net assets not exceeding $250 million;
                                                0.060% of the portion of average weekly net assets exceeding $250 million and not exceeding $500 million; 0.050% of the portion of average weekly net assets exceeding $500 million and not exceeding $750 million; 0.040% of the portion of average weekly net assets exceeding $750 million and not exceeding $1 billion;
                                                and 0.030% of the portion of average weekly net assets exceeding $1 billion.

High Income Advantage Trust III                 0.075% of the portion of the average weekly net assets not exceeding $250 million;
                                                0.060% of the portion of average weekly net assets exceeding $250 million and not exceeding $500 million; 0.050% of the portion of average weekly net assets exceeding $500 million and not exceeding $750 million; 0.040% of the portion of the average weekly net assets exceeding $750 million and not exceeding $1 billion;
                                                and 0.030% of the portion of average weekly net assets exceeding $1 billion.

InterCapital Income Securities Inc.             0.050% to the average weekly net assets.

InterCapital Insured Municipal
 Bond Trust                                     0.035% to the average weekly net assets.

InterCapital Insured Municipal
 Trust                                          0.035% to the average weekly net assets.

InterCapital Insured Municipal
 Income Trust                                   0.035% to the average weekly net assets.

InterCapital California Insured
 Municipal Income Trust                         0.035% to the average weekly net assets.

InterCapital Quality Municipal
 Investment Trust                               0.035% to the average weekly net assets.

InterCapital New York Quality
 Municipal Securities                           0.035% to the average weekly net assets.

InterCapital Quality Municipal
 Income Trust                                   0.035% to the average weekly net assets.

InterCapital Quality Municipal
 Securities                                     0.035% to the average weekly net assets.

InterCapital California Quality
 Municipal Securities                           0.035% to the average weekly net assets.

InterCapital Insured Municipal
 Securities                                     0.035% to the average weekly net assets.

InterCapital Insured California
 Municipal Securities                           0.035% to the average weekly net assets.

                               B-8